Exhibit 10(fo)


                                 AMENDMENT NO. 8
                                       TO
                      DISTRIBUTION AND MARKETING AGREEMENT

This Amendment No. 8 to Distribution and Marketing Agreement ("Amendment") is dated as of September 30, 2004 between Artera Group, Inc., a Delaware corporation ("Artera"), and Avaya Inc., a Delaware corporation ("Avaya").

WHEREAS, Artera and Avaya are parties to that certain Distribution and Marketing Agreement dated April 21, 2003, as amended by Amendment No. 1 dated October 8, 2003, Amendment No. 2 dated April 21, 2004, Amendment No. 3 dated May 19, 2004, Amendment No. 4 dated June 4, 2004, Amendment No. 5 dated June 18, 2004, Amendment No. 6 dated June 25, 2004 and Amendment No. 7 dated June 30, 2004 (as so amended, "Distribution Agreement");

WHEREAS, the parties wish to extend the term of the Distribution Agreement as described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

TERM

Article 7 of the Distribution Agreement is hereby amended to read in its entirety as follows:

     "The term of this Agreement shall begin on the Effective Date and, unless extended or earlier terminated by the written agreement of the parties or pursuant to Article 8 below, shall expire on October 14, 2004."

General

Except as expressly amended by this Amendment, the Distribution Agreement will remain in full force and effect. This Amendment may be executed in one or more counterparts. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives.

AVAYA INC.                                      ARTERA GROUP, INC.


By:  /s/  Jayne L. Wolge                        By:  /s/  Michael J. Parrella
     --------------------------------                ---------------------------
     Name:  Jayne L. Wolge                           Name:  Michael J. Parrella
     Title:  Procurement Mgr                         Title:  Chairman & C.E.O.